UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 11, 2003
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                            FBL Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)

Iowa                                    1-11917                      42-1411715
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(State or other                 (Commission File Number)       (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


5400 University Avenue, West Des Moines, Iowa                              50266
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (515) 225-5400
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Item 5. Other Events.
On February 11, 2003, FBL Financial Group, Inc. issued a news release reporting its financial results for the three months ended December 31, 2002. The news release is furnished as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits.
Exhibit 99.1 News release dated February 11, 2003 reporting financial results for the three months ended December 31, 2002.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL Financial Group, Inc.
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(Registrant)

Date February 11, 2003
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/s/ James W. Noyce
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James W. Noyce
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.           Description
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Exhibit 99.1          News release of the registrant dated February 11, 2003